UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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[   ]           Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

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DWS INTERNATIONAL FUND, INC.
(Name of Registrant as Specified in Its Charter)

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[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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1

[   ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2

Deutsche Asset
& Wealth Management

DWS Emerging Markets Equity Fund

June [26], 2014

Dear Shareholder,

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  Effective May 1, 2014, Deutsche Alternative Asset Management (Global) Limited, an indirect wholly-owned subsidiary of Deutsche Bank AG (“DAAM Global”) was appointed to serve as sub-adviser to your Fund pursuant to a sub-advisory agreement between (1) Deutsche Investment Management Americas Inc. (“DIMA”) and DAAM Global (the “New Sub-Advisory Agreement”).  While shareholder approval of the New Sub-Advisory Agreement is not required, the enclosed document is intended to provide you with detailed information about DAAM Global and the New Sub-Advisory Agreement and about the reasons for the Board’s approval of the New Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, DIMA has delegated to DAAM Global the responsibility to make investment decisions and buy and sell securities for DWS Emerging Markets Equity Fund (the “Fund”).  The management fees paid by the Fund will not change as a result of the new sub-advisory relationship.

If you have questions about the New Sub-Advisory Agreement, please feel free to call us at 800-728-3337.  Thank you for your continued support of Deutsche Asset & Wealth Management.

DWS Emerging Markets Equity Fund
a series of DWS International Fund, Inc.

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.  (the “Fund”).

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Fund and Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”).  The Exemptive Order permits the Adviser, subject to Board approval, to select sub-advisers to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisers, each without obtaining shareholder approval.  Under the conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about a new sub-adviser within ninety (90) days after the hiring of the new sub-adviser.

Effective May 1, 2014, Deutsche Alternative Asset Management (Global) Limited, an affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank, AG (“DAAM Global” or the “Sub-Adviser”) was appointed to serve as sub-adviser to your Fund pursuant to a sub-advisory agreement between DIMA and DAAM Global ( the  “New Sub-Advisory Agreement”).

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about DAAM Global.  A Notice of Internet Availability of the Information Statement is being mailed on or about June [26], 2014 to Fund shareholders of record as of June 9, 2014.  The number of shares issued and outstanding for each class of the Fund as of June 9, 2014 is set forth in Exhibit H to this Information Statement.   On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held.  However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund listed above.  In addition, for simplicity, actions may be described in this Information Statement as being taken by the Fund, which is a series of DWS International Fund, Inc., a Maryland corporation (the “Corporation”), although all actions actually are taken by the Corporation on behalf of the Fund.  The term “Board,” as used herein, refers to the board of directors of the Corporation. The term “Board Member,” as used herein, refers to a person who serves as a director of the Corporation.  The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://www.dws-investments.com/EN/resources/for-investors.jsp and will remain available until at least September 30, 2014.

BACKGROUND

General.  At a meeting held on January 8, 2014, your Fund’s Board, including the Independent Board Members, approved the appointment of DAAM Global as sub-adviser to the Fund and the terms of the New Sub-Advisory Agreement, expected to become effective on or about May 1, 2014.  The Sub-Adviser was appointed in order to utilize the expertise of a portfolio manager with an established track record of outperformance in managing emerging market funds.

The form of the Sub-Advisory Agreement is attached hereto as Exhibit A.  A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

Under the New Sub-Advisory Agreement, DIMA has delegated to DAAM Global the responsibility to make investment decisions and buy and sell securities for the Fund.  Information about the portfolio managers responsible for the portfolio management of the Fund is provided in Exhibit B.

Implementation of the New Sub-Advisory Agreement did not affect the management fee rate paid by the Fund to DIMA.  Under the New Sub-Advisory Agreement, DIMA is responsible for paying DAAM Global a sub-advisory fee out of the management fee received by DIMA.  Further information about the advisory and sub-advisory fee rates payable, and  amounts paid, is set forth in Exhibit D.

The New Sub-Advisory Agreement for the Fund, as approved by the Board, will continue in effect until September 30, 2015, and will continue from year to year thereafter, subject to annual approval by the affirmative vote of (i) a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the Board’s considerations of the Fund’s investment sub-advisory arrangement is provided below. (See “Board Consideration of the New Sub-Advisory Agreement,” below.)

Description of the New Sub-Advisory Agreement. Effective May 1, 2014, DAAM Global serves as sub-adviser to the Fund under the New Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, DAAM Global manages the securities and other assets of the Fund, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information.  DIMA is responsible for supervising and overseeing the performance of the sub-adviser’s duties under the New Sub-Advisory Agreement.

The sub-advisory fees payable under the New Sub-Advisory Agreement are paid by DIMA, not the Fund. Under the New Sub-Advisory Agreement, DAAM Global is paid by DIMA at a negotiated rate.

The New Sub-Advisory Agreement provides that DAAM Global shall not be liable for any loss sustained by the Fund due to any error of judgment or a mistake of law by DAAM Global.  However, DAAM Global would still be subject to liability for (a) causing the Fund to be in violation of any federal or state law, rule or regulation, or an investment policy or restriction set forth in the Fund’s prospectus, or any written guidelines, policies or instructions provided in writing by the Corporation’s Board or DIMA or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated without penalty (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and DAAM Global, (b) by DIMA on sixty (60) days’ written notice to DAAM Global, or (c) by DAAM Global upon ninety (90) days’ written notice to DIMA.  DAAM Global may, without penalty, terminate the Agreement upon prior written notice if DAAM Global determines in its sole discretion that the services provided by DAAM Global under the Agreement would cause DAAM Global to register with or obtain any regulatory or official approvals or licenses, other than registration under the Investment Advisers Act of 1940, as amended, which, in the opinion of DAAM Global may be unreasonably detrimental to DAAM

Global.  The New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Corporation and DIMA on behalf of the Fund (the “Investment Management Agreement”). In addition, DIMA and DAAM Global may terminate the New Sub-Advisory Agreement upon immediate notice if DAAM Global becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

Board Consideration of the New Sub-Advisory Agreement.  The Board, including the Independent Board Members, approved the New Sub-Advisory Agreement at an in-person meeting in January, 2014.

In determining to approve the New Sub-Advisory Agreement, the Board reviewed the capabilities of DAAM Global and the terms of the New Sub-Advisory Agreement, including the sub-advisory fee schedule.  The Board considered the investment track record of the Fund’s portfolio manager and the investment process of the Fund’s team at DAAM Global.  The Board also considered that the appointment of DAAM Global was not expected to impact Fund expenses, and that pursuant to the New Sub-Advisory Agreement, DAAM Global is paid for its services by DIMA from its fees as investment advisor to the Fund.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed prior to approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2013.  These considerations are attached as Exhibit G.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund.  In making this determination the Board did not give particular weight to any single factor.  It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the New Sub-Advisory Agreement.

Information about Deutsche Alternative Asset Management (Global) Limited  (“DAAM Global”).  DAAM Global, located at 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, provides a full range of investment advisory services to institutional and retail clients.  DAAM Global is authorized and regulated by the FSA in the United Kingdom and is registered as an investment advisor with the S.E.C.  As of March 31, 2014, DAAM Global managed more than $3.7 billion in assets.  DAAM Global is a wholly owned subsidiary of Deutsche Asset Management Group Limited (“DAMGL”), registered office One Appold Street, London, EC2A 2UU England.  DAMGL is an indirect wholly-owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.

The principal occupations of each director and principal executive officer of DAAM Global are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DAAM Global is 1 Great Winchester Street, London, United Kingdom EC2N 2DB.  No Board Members or officers of the Fund are employees, officers, directors or shareholders of DAAM Global.

Name                                              Position with DAAM Global                                                              Principal Occupation
Mark W. Bolton	Director, Chief Executive Officer	Managing Director, Deutsche Asset & Wealth Management and Chief Executive Officer, UK
James Calvert	Director, Chief Financial Officer	Director – EMEA Finance, Regional Chief Financial Officer – Infrastructure, Deutsche Bank AG

Gianluca Muzzi	Director	Managing Director, Head of Real Estate - Europe ex Germany, and Chief Investment Officer - Alternative and Real Assets Europe, Deutsche Asset & Wealth Management
Stephen J. Shaw	Director, Chief Operating Officer	Managing Director, Chief Operating Officer - EMEA Alternative and Real Assets, Deutsche Asset & Wealth Management
Charles F. Smith	Director	Managing Director, Co-Head of Secondaries Alternative Fund Solutions, Deutsche Asset & Wealth Management
Isobel A. Swanson	Chief Compliance Officer	Co-Head, Deutsche Asset & Wealth Management Compliance - EMEA
Simon Man	Chief Legal Officer	Associate General Counsel – UK and Western Europe, Deutsche Asset & Wealth Management

Investment Adviser.  Pursuant to the Investment Management Agreement, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for the Fund.  The Investment Management Agreement between DIMA and the Corporation, on behalf of the Fund, was last approved by the Board, including a majority of the Independent Board Members, on September 6, 2013.  The Investment Management Agreement between DIMA and the Corporation on behalf of the Fund was last approved by shareholders on June 1, 2006.

Under the supervision of the Board, DIMA makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-adviser, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. The address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Joseph Sarbinowski	Director and Chief Executive Officer	Managing Director, Deutsche Asset & Wealth Management, Global Head of Institutional Cash Sales and Client Management and Chief Executive Officer of DIMA
Brian Costello	Director and Chief Operating Officer	Director, Deutsche Asset & Wealth Management and Chief Operating Officer of Global Client Group Americas for Deutsche Asset & Wealth Management

Christine Rosner	Director	Managing Director and Global Head of Resource Management for Deutsche Asset & Wealth Management
Bennett MacDougall	Chief Legal Officer and Secretary	Director, Deutsche Asset & Wealth Management
Nancy Tanzil	Chief Financial Officer	Director, Deutsche Asset & Wealth Management
Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset & Wealth Management and Chief Compliance Officer for DWS Funds
Bernard Adbo	Executive Vice President	Managing Director, Deutsche Asset & Wealth Management, Head of Alternatives & Fund Solutions, Americas

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.  Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit E sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including information regarding fees paid to “Affiliated Brokers.”

No officer or Board Member of the Fund is a director, officer or employee of DAAM Global.  No officer or Board Member of the Fund has any material direct or indirect interest in DAAM Global.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members.  The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding voting securities of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amount paid by the Fund under the Investment Management Agreement is set forth in Exhibit D.  Exhibit D was calculated based on the Fund’s most recent fiscal year.

DIMA also serves as the administrator for the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities.  These services will continue to be provided by DIMA. Information regarding the administrative services fees payable, and aggregate amount paid by the Fund under its Administrative Services Agreement is set forth in Exhibit F.  Exhibit F was calculated based on the Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership. Exhibit I to this Information Statement sets forth information as of June 9, 2014 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of each class of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Fund is DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Contact for further information.  For further information concerning the New Sub-Advisory Agreement, please contact your Fund at 800-728-3337.

The most recent Annual Report of the Fund, containing audited financial statements for the Fund’s fiscal year (the “Report”), previously has been furnished to the Fund’s shareholders.  An additional copy of the Report or of the most recent Semi-Annual Report, if applicable, will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 or by calling 1-800-728-3337.  Reports are also available on the DWS website at dws-investments.com or at the website of the SEC at sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household.  If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial adviser or call 1-800-728-3337.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this 1st day of May, 2014, between Deutsche Investment Management Americas Inc. (the “Adviser”) and Deutsche Alternative Asset Management (Global) Limited (the “Sub-Adviser”).

WHEREAS, DWS Emerging Markets Equity Fund (the “Fund”), is a series of DWS International Fund, Inc., a Maryland Corporation (the “Corporation”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Amended and Restated Investment Management Agreement dated June 1, 2006 and revised as of October 1, 2010, with the Corporation and made effective with respect to the Fund on July 1, 2006 (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.
 Duties of the Sub-Adviser.  Subject to supervision and oversight by the Adviser and the Fund’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.

(b)
The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time.  The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s registration statement, as notified to the Sub-Adviser, and the Prospectus or as the

Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts in relation to the Sub-Adviser’s best execution policy, to obtain on behalf of the Fund best execution.  In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).  Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund.  In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Directors.  The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”).  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

(c)
The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund.  The Sub-Adviser shall provide to the Adviser or the Board of Directors such information as provided for in Appendix A to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement.  The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund.  The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC.  The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records.  The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records.  The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)
The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on reasonable advance notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.  In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.  From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures.  The Sub-Adviser, upon reasonable advance notice, will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)
The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund.  The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)
In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser.  If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.  The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.

(g)
Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund in accordance with such guidelines established by the Adviser and approved by the Board of Directors that the Adviser has provided to the Sub-Adviser in writing.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

2.
Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents, the instruction and directions of the Board of Directors of the Corporation, the requirements of the 1940 Act, the

Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.

(a)	The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)	The Corporation’s Articles of Amendment and Restatement, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles of Incorporation);

(ii)	By-Laws of the Corporation; and

(iii)	the most current Prospectus of the Fund.

(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

       (i)   The Sub-Adviser’s most recent audited financial statements;

(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

       (iii)  The Sub-Adviser’s Form ADV; and

(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.	Certain Representations and Warranties of the Sub-Adviser.

(a)
The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business.  The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.

(b)
The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.

(c)
The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act.  The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)
The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with

Rule 206(4)-7 under the Advisers Act.  The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto.  The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.

5.	Compliance.

(a)
The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.

(b)
The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.

(c)
The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients.  The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with written requests for such records or other documents.

6.
Compensation to the Sub-Adviser.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate set forth in Appendix C, which is attached hereto and made part of this Agreement, based on the Fund’s average daily net assets, less any fees waived and/or reimbursed by the Adviser or its affiliates and any revenue sharing payments made by the Adviser or any of its affiliates to unaffiliated third parties.  The fee will be computed daily and will be paid to the Sub-Adviser monthly.

7.
Expenses.  The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees, fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Corporation’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Corporation.

8.
Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Corporation’s Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.
Insurance.  The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

10.	Duration and Termination.

(a)
This Agreement shall remain in effect until September 30, 2015, and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to the Fund at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Board who are not interested persons, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the respective Fund.

(b)
This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.  In addition, the Adviser and the Sub-Adviser have the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)
If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)
This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.  The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser.  The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.

(e)
The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon prior written notice, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.

(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

11.	Confidentiality.

(a)
Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)
The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time.  The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)
Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)
Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement.  This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

(v)
The Adviser agrees that the Sub-Adviser is authorized to record any telephone conversation held with the Sub-Adviser’s fund management team. The Sub-Adviser shall have the right to record and store any such telephone conversations for a limited period of time. The Adviser shall inform its employees, officers and Directors and the Fund’s employees, officers and Directors regarding the Sub-Adviser’s recording policies and shall obtain such persons’ consent with respect to any such recordings.

12.
Governing Law.  This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.
Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.
Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

Christopher Burns
Chief Operating Officer
Deutsche Investment Management Americas Inc.
28th Floor.
60 Wall Street
New York, NY 10005-2836
Telephone: (212)250-5407
E-mail:  christopher.burns@db.com

and with a copy (which shall not constitute notice) to:

John Millette
Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

To the Sub-Adviser:

Stephen Shaw
Deutsche Alternatives Asset Management (Global) Limited
Attention:  Chief Operating Officer
1 Appold Street, Broadgate
London, UK

15.
Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act.

Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

16.
Entire Agreement.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.

17.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT                                DEUTSCHE ALTERNATIVE ASSET
MANAGEMENT AMERICAS INC.                    MANAGEMENT (GLOBAL) LIMITED

By:                                                           By:
Name:                                                                     Name:
Title:                                                                       Title:

DEUTSCHE INVESTMENT                               DEUTSCHE ALTERNATIVE ASSET
MANAGEMENT AMERICAS INC.                   MANAGEMENT (GLOBAL) LIMITED

By:                                                           By:
Name:                                                                     Name:
Title:                                                                       Title:

APPENDIX A
to the
Sub-Advisory Agreement
between
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
and
DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Pursuant to Section 1(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request as follows:

1.	Quarterly Compliance Certifications and Reports
2.	Code of Ethics Reports
3.	Code of Ethics Certifications
4.	Soft Dollar Commission Reports
5.	Rule 17e-1 Certifications (Broker/Adviser), as applicable
6.	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
7.	Compliance Due Diligence Questionnaires
8.	Policies, Procedures and Summaries

                                                                   APPENDIX B
to the
Sub-Advisory Agreement
between
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
and
DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Articles of Incorporation
4.	By-laws and any pertinent amendments thereto

APPENDIX C
to the
Sub-Advisory Agreement
between
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
and
DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Fee Rate

Fund	Sub-Advisory Fee Rate
DWS Emerging Markets Equity Fund	0.300% of average daily net assets

EXHIBIT B

Portfolio Managers

DWS Emerging Markets Equity Fund

Sean Taylor, Managing Director.  Lead Portfolio Manager of the Fund.  Began managing the Fund in 2014.
•	Head of Emerging Markets Equities: London.

•
Joined Deutsche Asset & Wealth Management in 2013.  Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

•	MBA, Manchester Business School.

Andrew Beal, Director.  Portfolio Manager of the Fund.  Began managing the Fund in 2014.
•
Joined Deutsche Asset & Wealth Management in 2014 with 22 years of prior industry experience.  Previously, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.

•	BSc in Economics and Politics from University of Bath.

EXHIBIT C

Fund Officers

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Brian E. Binder(2) (1972) President and Chief Executive Officer, 2013- present
Managing Director(3) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly:  Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director(3), Deutsche Asset & Wealth Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(5) (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset & Wealth Management
Caroline Pearson(5) (1962) Chief Legal Officer, 2010 – present	Managing Director(3), Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow(4) (1970) Vice President, 2012 – present	Director(3), Deutsche Asset & Wealth Management
Hepsen Uzcan(5) (1974) Assistant Secretary, 2013 – present	Director(3), Deutsche Asset & Wealth Management

Paul Antosca(5) (1957) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset & Wealth Management
Jack Clark(5) (1967) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset & Wealth Management
Diane Kenneally(5) (1966) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset & Wealth Management

Robert Kloby(4) (1962) Chief Compliance Officer, 2006-present	Managing Director(3), Deutsche Asset & Wealth Management
Wayne Salit(__) (____) Anti-Money Laundering Compliance Officer, 2014 – present	[title](3), Deutsche Asset & Wealth Management

________________________________________
(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS Funds.
(2) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.
(3) Executive title, not a board directorship.
(4) Address:  60 Wall Street, New York, New York 10005.
(5) Address: One Beacon Street, Boston, Massachusetts 02108.

EXHIBIT D

Management Fee

For all services provided under the Investment Management Agreement, the Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below.  In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during the Fund’s most recently completed fiscal year ended October 31, 2013.

Fund	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
DWS Emerging Markets Equity Fund	1.015% on first $250 million 0.990% on next $500 million 0.965% thereafter	$ 1,133,147	$ 0

For all services provided under the New Sub-Advisory Agreement, DIMA pays the Sub-Adviser a monthly fee based on the average daily net assets overseen by the Sub-Adviser.  The following sets forth the annual sub-advisory fee rate and the amount of sub-advisory fees paid by DIMA to the Sub-Adviser during the Fund’s most recently completed fiscal year ended October 31, 2013.

Fund	Sub-Advisory Fee Rate	Amount of Sub-Advisory Fees
DWS Emerging Markets Equity Fund	0.300% of average daily net assets	$ 0

EXHIBIT E

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended October 31, 2013.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2013 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).  These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting andRegulatory Filings	$ 17,617	$ 0
DWS Investments Service Company	Transfer Agent	$ 139,358	$ 138,683
DWS Investments Distributors, Inc.	Distributor	$ 82,137	$ 4,012

EXHIBIT F

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, the Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.10%.  The following sets forth the aggregate amount of the administrative service fee paid to DIMA during the Fund’s most recently completed fiscal year ended October 31, 2013.

Fund	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
DWS Emerging Markets Equity Fund	$ 111,640	$ 0

EXHIBIT G

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors, including the Independent Directors, approved the renewal of DWS Emerging Markets Equity Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•	In September 2013, all of the Fund’s Directors were independent of DIMA and its affiliates.

•
The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters.  Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel.  These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).  The Board also received extensive information throughout the year regarding performance of the Fund.

•
The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•
Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board.  The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.  The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund.  The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders.  DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance.  In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place.  As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG (“DB”), DIMA’s parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions.  DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management (“AWM”) division, including ongoing enhancements to its investment capabilities.  DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services.  The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement.  The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund.  The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA.  The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service.  The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s remedial plans to address underperformance.  The Board believes this process is an effective manner of identifying and addressing underperforming funds.  Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2012, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2012.  The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses.  The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable).  With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012).  The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Lipper Universe Expenses”).  The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses.  The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors (“DWS Europe funds”), in each case as applicable.  The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds (“DWS Funds”), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts.  In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement.  The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular.  The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund.  The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund.  Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.  The Board also reviewed information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale.  The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates.  The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services.  The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services.  The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance.  The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years.  The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund.  In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT H

Shares Outstanding as of June 9, 2014

DWS Emerging Markets Equity Fund

Class                                                      Shares Outstanding

Class A                                                            899,933.98
Class B                                                              10,672.18
Class C                                                            216,862.45
Class INST                                                      612,004.81
Class S                                                         3,675,327.13

EXHIBIT I

5% SHAREHOLDERS
(as of June 9, 2014)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

DWS Emerging Markets Equity Fund

Class	Name and Address of Investor	Shares	Percentage

DWS INTERNATIONAL FUND, INC.
DWS EMERGING MARKETS EQUITY FUND

345 Park Avenue, New York, New York 10154
Telephone:  1-800-728-3337

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc. (the “Fund”).  We encourage you to access and review all of the information contained in the Information Statement.  The Information Statement is purely for informational purposes.  You are not being asked to vote or take action in any matter.

The following information is available to be viewed:  Information Statement dated June [26], 2014

The Information Statement provides details of the recent addition of a sub-adviser for the Fund.  The Board of Directors of the Fund (the “Board”) approved a new sub-advisory agreement on behalf of the Fund between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited, an indirect wholly-owned subsidiary of Deutsche Bank AG (“DAAM Global”).  DAAM Global assumed day-to-day management of the Fund on May 1, 2014.

DIMA and the Fund have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select sub-advisers to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisers, each without obtaining shareholder approval.  Under conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about the new sub-advisers within 90 days of the hiring of a new sub-adviser.  The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least September 30, 2014: https://www.dws-investments.com/EN/resources/for-investors.jsp.  A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.  There is no charge to you for requesting a copy.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of this Notice of Internet Availability of Information Statement to each household, unless we receive contrary instructions from any stockholder at the household.  If paper copies of the Information Statement are requested, we will send only one Information Statement to stockholders who share an address.  If you would like to receive additional copies of the Information statement please contact the Fund at 800-728-3337 or by writing to the Fund at 345 Park Avenue, New York, NY 10154.